SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                      ----
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) September 30, 1999

       Key Bank USA, National Association (as Seller, Master Servicer and
         Administrator)under a Sale and Servicing Agreement dated as of
           September 1, 1999 among Key Bank USA, National Association,
            KeyCorp Student Loan Trust 1999-B, and Bank One, National
             Association as eligible lender trustee, in connection with the issuance of KeyCorp Student Loan Trust 1999-B Floating
               Rate Asset Backed Notes and Floating Rate Asset Backed
                                  Certificates.

                       Key Bank USA, National Association
             (Exact name of Registrant as specified in its charter)

United States                         333-80109               34-1804148
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation)                       File Number)             ID Number)

Key Tower, 127 Public Square, Cleveland, Ohio     44114
(Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number,
including area code:                             (216) 689-6300

                                       N/A

          (Former name or former address, if changed since last report)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

   EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

     1.1 Note Underwriting Agreement, between Key Bank USA, National Association and Credit Suisse First Boston Corporation, as Representative of the several Underwriters, dated September 30, 1999.

     1.2 Certificate Underwriting Agreement, between Key Bank USA, National Association and Credit Suisse First Boston Corporation, as Representative of the several Underwriters, dated September 30, 1999.

    4.1 Indenture, between KeyCorp Student Loan Trust 1999-B (the "Trust") and Bankers Trust Company (the "Indenture Trustee"), dated as of September 1, 1999.

    4.2 Amended and Restated Trust Agreement, between Key Bank USA, National Association and Bank One, National Association (the "Eligible Lender Trustee"), dated as of September 1, 1999.

   4.3 Sale and Servicing Agreement, among Key Bank USA, National Association (as Seller, Master Servicer, and Administrator) the Trust, and the Eligible Lender Trustee, dated as of September 1, 1999.

   99.1 Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  KEY BANK USA, NATIONAL ASSOCIATION


                                  By: /s/ Donald Schilling
                                     ---------------------------------
                                     Name: Donald Schilling
                                     Title: Senior Vice President


Dated:  October 12, 1999

                                  EXHIBIT INDEX


  EXHIBIT NO.              DESCRIPTION OF EXHIBIT

     1.1 Note Underwriting Agreement, between Key Bank USA, National Association and Credit Suisse First Boston, as Representative of the several Underwriters, dated September 30, 1999.

    1.2 Certificate Underwriting Agreement, between Key Bank USA, National Association and Credit Suisse First Boston, as Representative of the several Underwriters, dated September 30, 1999.

    4.1 Indenture, between KeyCorp Student Loan Trust 1999-B (the "Trust") and Bankers Trust Company (the "Indenture Trustee"), dated as of September 1, 1999.

    4.2 Amended and Restated Trust Agreement, between Key Bank USA, National Association and Bank One, National Association (the "Eligible Lender Trustee"), dated as of September 1, 1999.

    4.3 Sale and Servicing Agreement, among Key Bank USA National Association (as Seller, Master Servicer, and Administrator), the Trust, and the Eligible Lender Trustee, dated as of September 1, 1999.

   99.1 Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 1999.